UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 29, 2010

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01.	Entry Into a Material Definitive Agreement.

On December 29, 2010, ZBB Energy Corporation (the “Company”) entered into Stock Purchase Agreements with certain investors providing for the sale of a total of 1,598,902 shares of the Company’s common stock for an aggregate purchase price of $0.91 at a price per share equal to the closing price of the Company’s common stock on December 28, 2010 (the “Transactions”).  $200,000 of these shares will be purchased by members of the Company’s board of directors.

The Company estimates that the net proceeds to us from the Transactions will be approximately $1,455,000 which will be used to meet the Company’s working capital needs and general corporate purposes.

1,379,122 of the shares of common stock to be sold are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was declared effective on May 13, 2009 (File No. 333-156941) (the “Registration Statement”).

The balance of the shares are being sold without registration under the Securities Act of 1933, as amended (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Since these shares have not been registered, they may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

The closing of the sale of these shares is expected to take place in early January 2011, subject to customary closing conditions, including approval of the issuance of the shares by NYSE Amex..

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or solicitation of offers to buy the shares or any other securities.

A copy of the form of Stock Purchase Agreement entered into with the investors purchasing registered shares is attached hereto as Exhibit 10.1. In addition to this Stock Purchase Agreement, Exhibits 5 and 23 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

A copy of the form of Stock Purchase Agreement entered into with the investors purchasing unregistered shares is attached hereto as Exhibit 10.2.

On December 29, 2010, the Company entered into a financial advisory agreement (the “Financial Advisory Agreement”) with Stonegate Securities, Inc. (“Stonegate”). Pursuant to the Financial Advisory Agreement, the Company agreed to pay Stonegate a cash fee of $27,500 for financial advisory services in connection with the Transactions and agreed to pay to or reimburse certain expenses of Stonegate in the aggregate amount of $5,000. A copy of the Financial Advisory Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item	3.02.	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

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Item	9.01.	Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: December 30, 2010	By:	/s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5	Opinion of Godfrey & Kahn, S.C.

10.1	Form of Stock Purchase Agreement, dated December 29, 2010

10.2	Form of Stock Purchase Agreement, dated December 29, 2010

10.3	Financial Advisory Agreement between ZBB Energy Corporation and Stonegate Securities, Inc., dated December 29, 2010

23	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5)